                                                                    Exhibit 99.2

                        PRO FORMA FINANCIAL INFORMATION
                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----
SUNOCO, INC.

Introduction to Pro Forma Combined Financial Statements (Unaudited)       1

Pro Forma Combined Balance Sheet as of September 30, 2000
     (Unaudited)                                                          2

Pro Forma Combined Statement of Income for the Nine Months
     Ended September 30, 2000 (Unaudited)                                 3

Pro Forma Combined Statement of Income for the Year Ended
     December 31, 1999 (Unaudited)                                        4

Notes to Pro Forma Combined Financial Statements (Unaudited)              5

ARISTECH CHEMICAL CORPORATION

Introduction to Pro Forma Financial Statements (Unaudited)                6

Pro Forma Balance Sheet as of September 30, 2000 (Unaudited)              7

Pro Forma Statement of Operations for the Nine Months Ended
     September 30, 2000 (Unaudited)                                       8

Pro Forma Statement of Operations for the Year Ended December 31,
     1999 (Unaudited)                                                     9

Notes to Pro Forma Financial Statements (Unaudited)                      10

                         Sunoco, Inc. and Subsidiaries

      Introduction to Pro Forma Combined Financial Statements (Unaudited)

Effective January 1, 2001, Sunoco, Inc. ("Sunoco") purchased all of the outstanding capital stock of Aristech Chemical Corporation ("Aristech") from Mitsubishi Corporation ("MC") pursuant to a Stock Purchase Agreement executed on November 9, 2000. Prior to the completion of the acquisition, Aristech sold its Aristech Acrylics LLC ("Acrylics") and Avonite, Inc. ("Avonite") businesses to an MC affiliate for $259 million.

The accompanying unaudited pro forma combined financial statements of Sunoco and subsidiaries give effect to the acquisition of Aristech (excluding Acrylics and Avonite) and related financing as described in the Sunoco, Inc. Form 8-K dated January 16, 2001. The pro forma information assumes that the acquisition occurred on September 30, 2000 for the pro forma balance sheet and January 1, 1999 for the pro forma statements of income. The acquisition has been accounted for as a purchase with the purchase price tentatively allocated to the assets acquired and liabilities assumed based on their relative estimated fair values at the acquisition date. This allocation may be revised pending the completion of an appraisal and a more in-depth analysis of Aristech's assets and liabilities. In addition, the pro forma information gives effect only to the adjustments set forth in the accompanying notes and does not reflect any restructuring costs, increases in operating levels, potential cost savings or other synergies that Sunoco's management expects to realize as a result of the acquisition.

The pro forma financial statements should be read in conjunction with: (i) the historical consolidated financial statements of Sunoco included in its quarterly report on Form 10-Q for the nine months ended September 30,2000 and its annual report on Form 10-K for the year ended December 31, 2000; and (ii) the historical and pro forma consolidated financial statements of Aristech included in this Form 8-K/A. The pro forma financial statements are not necessarily indicative of the financial position that would have existed or the financial results that would have occurred if the Aristech acquisition and related financing had been consummated on the dates or for the periods indicated or which may occur in the future. The pro forma adjustments, as described in the Notes to Pro Forma Combined Financial Statements, are based upon available information and upon assumptions that Sunoco's management believes are reasonable.

                          Sunoco, Inc. and Subsidiaries
                  Pro Forma Combined Balance Sheet (Unaudited)
                              At September 30, 2000
                              (Millions of Dollars)

                                                                                Adjustments
                                                      Sunoco         Aristech     Increase       Sunoco
                                                    Historical      Pro Forma    (Decrease)     Pro Forma
                                                    ----------      ---------    ----------     ---------
ASSETS
Current Assets
Cash and cash equivalents                               $   34       $   14        $ (48) (A)    $     -
Accounts and notes receivable, net                       1,000          147            -           1,147
Inventories                                                508          119            -             627
Deferred income taxes                                       96            -            -              96
                                                        ------      -------       ------          ------

Total Current Assets                                     1,638          280          (48)          1,870

Investments and long-term receivables                      189            8           26  (B)        223
Properties, plants and equipment, net                    3,305          825         (150) (B)      3,980
Deferred charges and other assets                          201          150         (150) (B)        201
                                                        ------       ------        -----          ------

Total Assets                                            $5,333       $1,263        $(322)         $6,274
                                                        ======       ======        =====          ======

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued liabilities                $1,504       $  138        $  (7) (B)     $1,635
Short-term borrowings                                        -            -          489  (A)        489
Current portion of long-term debt                            2            1            -               3
Taxes payable                                              183           11            -             194
Deferred income taxes                                        -            3           (3) (B)          -
                                                         -----       ------        -----          ------

Total Current Liabilities                                1,689          153          479           2,321

Long-term debt                                             932          165            -           1,097
Retirement benefit liabilities                             390           29           (1) (B)        418
Deferred income taxes                                      212          181          (80) (B)        313
Other deferred credits and liabilities                     534           11            4  (B)        549
Shareholders' equity                                     1,576          724         (724) (C)      1,576
                                                        ------       ------        -----          ------

Total Liabilities and Shareholders' Equity              $5,333       $1,263        $(322)         $6,274
                                                        ======       ======        =====          ======

The accompanying notes are an integral part of these financial statements.

                         Sunoco, Inc. and Subsidiaries
              Pro Forma Combined Statement of Income (Unaudited)
                 For the Nine Months Ended September 30, 2000
           (Millions of Dollars and Shares Except Per Share Amounts)

                                                                                          Adjustments
                                                              Sunoco        Aristech       Increase          Sunoco
                                                            Historical     Pro Forma      (Decrease)       Pro Forma
                                                            ----------     ---------     ------------      ---------
REVENUES
Sales and other operating revenue                             $10,370         $654             $  -         $11,024
Interest income                                                     8            3               (3) (D)          8
Other income                                                      184            2                -             186
                                                              -------         ----             ----         -------

                                                               10,562          659               (3)         11,218
COSTS AND EXPENSES
Cost of products sold and operating expenses                    7,998          648                -           8,646
Consumer excise taxes                                           1,222            -                -           1,222
Selling, general and administrative expenses                      428           25                -             453
Depreciation, depletion and amortization                          222           52              (32) (E)        242
Payroll, property and other taxes                                  63           11                -              74
Provision for write-down of assets and other matters              187            -                -             187
Interest and debt expense                                          61           12               27  (D)         96
                                                                                                 (4) (F)
                                                              -------         ----             ----         -------

                                                               10,181          748               (9)         10,920

Income (loss) from continuing operations before
  income tax expense (benefit)                                    381          (89)               6             298
Income tax expense (benefit)                                      124          (30)               1  (G)         95
                                                              -------         ----             ----         -------

Income (loss) from continuing operations                      $   257         $(59)            $  5         $   203
                                                              =======         ====             ====         =======

Earnings per share from continuing operations:
  Basic                                                       $  2.93                                       $  2.31
  Diluted                                                     $  2.92                                       $  2.30

Weighted average number of shares outstanding:
  Basic                                                          87.7                                          87.7
  Diluted                                                        88.1                                          88.1

  The accompanying notes are an integral part of these financial statements.

                         Sunoco, Inc. and Subsidiaries
              Pro Forma Combined Statement of Income (Unaudited)
                     For the Year Ended December 31, 1999
           (Millions of Dollars and Shares Except Per Share Amounts)

                                                                                      Adjustments
                                                            Sunoco         Aristech     Increase       Sunoco
                                                          Historical      Pro Forma    (Decrease)    Pro Forma
                                                          ----------      ---------    ----------    ---------
REVENUES
Sales and other operating revenue                          $ 9,889           $646          $  -        $10,535
Interest income                                                  7              2            (4) (D)         5
Other income                                                   172              1             -            173
                                                           -------           ----          ----        -------

                                                            10,068            649            (4)        10,713
COSTS AND EXPENSES
Cost of products sold and operating expenses                 7,365            593             -          7,958
Consumer excise taxes                                        1,583              -             -          1,583
Selling, general and administrative expenses                   533             42             -            575
Depreciation, depletion and amortization                       276             58           (31) (E)       303
Payroll, property and other taxes                               77             10             -             87
Provision for write-down of assets and other matters             2              -             -              2
Interest and debt expense                                       82              6            36  (D)       129
                                                                                              5  (F)
                                                           -------           ----          ----        -------

                                                             9,918            709            10         10,637

Income (loss) before income tax expense (benefit)              150            (60)          (14)            76
Income tax expense (benefit)                                    53            (20)           (6) (G)        27
                                                           -------           ----          ----        -------

Net income (loss)                                          $    97           $(40)         $ (8)       $    49
                                                           =======           ====          ====        =======

Net income per share of common stock:
  Basic                                                    $  1.07                                     $   .54
  Diluted                                                  $  1.07                                     $   .54

Weighted average number of shares outstanding:
  Basic                                                       90.3                                        90.3
  Diluted                                                     91.0                                        91.0

  The accompanying notes are an integral part of these financial statements.

                         Sunoco, Inc. and Subsidiaries

         Notes to Pro Forma Combined Financial Statements (Unaudited)

 (A) Pro forma funding of Aristech acquisition utilizing $48 million of available cash at September 30, 2000 and the issuance of $489 million of commercial paper as well as the assumption of $166 million of debt from Aristech which is included in the column entitled "Aristech Pro Forma." The purchase was actually funded with $313 million of cash on hand on the acquisition date, the issuance of $200 million of commercial paper and the assumption of the $166 million of Aristech debt. The actual purchase price at closing was $24 million less than the pro forma amount due to lower working capital balances.

         In addition, MC is entitled to receive earn out payments with a net present value of up to $167 million over the next six years if realized margins for polypropylene and phenol exceed certain thresholds. Any contingent payments pursuant to the earn out would be recorded primarily as increases to properties, plants and equipment when paid. Sunoco also entered into a margin hedge agreement with MC whereby MC has provided polypropylene margin protection in 2001 of up to $26 million ($6.5 million per quarter). The $26 million is reflected as a deposit in Investments and Long-Term Receivables in the Sunoco pro forma combined balance sheet (see Note (B) below) and any amounts not refunded to Sunoco under the margin hedge agreement would be reclassified to properties, plants and equipment.

 (B) Adjustment to Aristech pro forma balance sheet amounts to reflect the allocation of the purchase price to the assets acquired and liabilities assumed based on their relative estimated fair values on the acquisition date.

 (C) Elimination of Aristech pro forma shareholders' equity which is included in the column entitled "Aristech Pro Forma".

 (D) Adjustments to interest income and interest expense related to the assumed payment of $48 million in cash and the assumed issuance of $489 million of commercial paper to fund the Aristech acquisition. The interest adjustments were computed using Sunoco's commercial paper rate on the acquisition date (7.47 percent).

 (E) Adjustment to reflect depreciation expense on the assumed purchase price allocated to Aristech properties, plants and equipment assuming an estimated useful life of 25 years and to eliminate the goodwill amortization included in the Aristech pro forma amounts.

 (F) Adjustment of Aristech pro forma interest expense to amount attributable to long-term debt that was assumed by Sunoco in connection with the acquisition.

 (G) Adjustment to reflect 35 percent effective income tax rate on Aristech pro forma pretax loss (including related adjustments).

                         Aristech Chemical Corporation

          Introduction to Pro Forma Financial Statements (Unaudited)

The accompanying pro forma balance sheet and statements of operations give effect to Aristech's sale of its Acrylics and Avonite businesses to an affiliate of Mitsubishi Corporation ("MC") and related recapitalization prior to the sale of Aristech by MC to Sunoco, Inc. See Note I to the unaudited condensed consolidated interim financial statements of Aristech as of September 30, 2000 and for the nine months ended September 30, 2000 and 1999. The historical financial statements of Aristech are included elsewhere in this Form 8-K/A. The pro forma financial statements are based upon the assumptions set forth below and in the notes to such statements.

The pro forma information assumes that the transactions for which pro forma effects are shown occurred on September 30, 2000 for the pro forma balance sheet and January 1, 1999 for the pro forma statements of operations. Such pro forma information is not necessarily indicative of the results which would actually have occurred had the transactions been in effect on the dates or for the periods indicated or which may occur in the future.

The pro forma adjustments, as described in the Notes to Pro Forma Financial Statements, are based upon available information and upon assumptions that Sunoco's management believes are reasonable.

                         Aristech Chemical Corporation
                      Pro Forma Balance Sheet (Unaudited)
                             At September 30, 2000
                             (Millions of Dollars)

                                                                     Acrylics and       Adjustments
                                                         Aristech      Avonite           Increase           Aristech
                                                        Historical    Historical  (A)   (Decrease)          Pro Forma
                                                        ----------   ------------      -------------        ---------
ASSETS
Current Assets
Cash and cash equivalents                                   $    7             $  (2)         $  259   (B)     $   14
                                                                                                (100)  (C)
                                                                                                (150)  (D)
Advance to affiliate                                             -               (46)             46   (F)          -
Accounts and notes receivable, net                              19                (8)            134   (C)        147
                                                                                                   2   (F)
Subordinated note receivable - related party                    34                (7)            (34)  (C)          -
                                                                                                   7   (F)
Inventories                                                    147               (28)              -              119
Other current assets                                             3                 -              (3)  (I)          -
                                                            ------             -----          ------           ------

Total Current Assets                                           210               (91)            161              280

Investments and long-term receivables                            8                 -               -                8
Properties, plants and equipment, net                          917               (92)              -              825
Excess cost over assets acquired                               152                (9)           (143)  (I)          -
Deferred charges and other assets                                4                 -             146   (I)        150
Deferred income taxes                                            8                (8)              -                -
                                                            ------             -----          ------           ------

Total Assets                                                $1,299             $(200)         $  164           $1,263
                                                            ======             =====          ======           ======
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses                       $  144             $ (13)         $    -           $  131
Accounts payable - related parties                               7                (3)              3   (F)          7
Short-term borrowings                                           15               (15)              -                -
Current portion of long-term debt                                1                 -               -                1
Taxes payable                                                   11                 -               -               11
Deferred income taxes                                            3                 -               -                3
                                                            ------             -----          ------           ------

Total Current Liabilities                                      181               (31)              3              153

Long-term debt - related parties                               138               (50)           (138)  (E)          -
                                                                                                  50   (F)
Long-term debt - other                                         316                (1)           (150)  (D)        165
Retirement benefit liabilities                                   -                 -              29   (I)         29
Deferred income taxes                                          125                 -              56   (B)        181
Other deferred credits and liabilities                          44                (6)              2   (F)         11
                                                                                                 (29)  (I)
Minority interest                                               14               (14)              -                -
Stockholders' equity                                           481               (98)            203   (B)        724
                                                                                                 138   (E)
                                                            ------             -----          ------           ------

Total Liabilities and Stockholders' Equity                  $1,299             $(200)         $  164           $1,263
                                                            ======             =====          ======           ======

  The accompanying notes are an integral part of these financial statements.

                         Aristech Chemical Corporation
                 Pro Forma Statement of Operations (Unaudited)
                 For the Nine Months Ended September 30, 2000
                             (Millions of Dollars)

                                                                     Acrylics and       Adjustments
                                                         Aristech      Avonite           Increase           Aristech
                                                        Historical    Historical  (A)   (Decrease)          Pro Forma
                                                        ----------   ------------      -------------        ---------
REVENUES
Sales and other operating revenue                             $778          $(124)              $  -             $654
Interest income                                                  3              -                  -                3
Interest income - related party                                  -             (3)                 3   (F)          -
Other income                                                     2              -                  -                2
                                                              ----          -----               ----             ----

                                                               783           (127)                 3              659
COSTS AND EXPENSES
Cost of products sold and operating expenses                   740            (82)               (10)  (I)        648
Selling, general and administrative expenses                    37            (11)                (1)  (I)         25
Depreciation and amortization                                   56             (4)                 -               52
Payroll, property and other taxes                                -              -                 11   (I)         11
Interest and debt expense                                       40             (4)                 3   (F)         12
                                                                                                 (27)  (G)
                                                              ----          -----               ----             ----

                                                               873           (101)               (24)             748

Income (loss) before income tax expense (benefit)              (90)           (26)                27              (89)
Income tax expense (benefit)                                   (30)            (9)                 9   (H)        (30)
                                                              ----          -----               ----             ----

Income (loss) before minority interest                         (60)           (17)                18              (59)
Minority interest                                               (2)             2                  -                -
                                                              ----          -----               ----             ----

Net income (loss)                                             $(62)         $ (15)              $ 18             $(59)
                                                              ====          =====               ====             ====

  The accompanying notes are an integral part of these financial statements.

                         Aristech Chemical Corporation
                 Pro Forma Statement of Operations (Unaudited)
                     For the Year Ended December 31, 1999
                             (Millions of Dollars)

                                                                     Acrylics and       Adjustments
                                                         Aristech      Avonite           Increase           Aristech
                                                        Historical    Historical  (A)   (Decrease)          Pro Forma
                                                        ----------   ------------      -------------        ---------
REVENUES
Sales and other operating revenue                             $786          $(140)              $  -             $646
Interest income                                                  2              -                  -                2
Interest income - related party                                  -             (2)                 2   (F)          -
Other income                                                     1              -                  -                1
                                                              ----          -----               ----             ----

                                                               789           (142)                 2              649
COSTS AND EXPENSES
Cost of products sold and operating expenses                   695            (93)                (9)  (I)        593
Selling, general and administrative expenses                    57            (14)                (1)  (I)         42
Depreciation and amortization                                   62             (4)                 -               58
Payroll, property and other taxes                                -              -                 10   (I)         10
Interest and debt expense                                       31             (3)                 2   (F)          6
                                                                                                 (24)  (G)
                                                              ----          -----               ----             ----

                                                               845           (114)               (22)             709

Income (loss) before income tax expense (benefit)              (56)           (28)                24              (60)
Income tax expense (benefit)                                   (26)            (2)                 8   (H)        (20)
                                                              ----          -----               ----             ----

Income (loss) before minority interest                         (30)           (26)                16              (40)
Minority interest                                               (5)             5                  -                -
                                                              ----          -----               ----             ----

Net income (loss)                                             $(35)         $ (21)              $ 16             $(40)
                                                              ====          =====               ====             ====

  The accompanying notes are an integral part of these financial statements.

                         Aristech Chemical Corporation

              Notes to Pro Forma Financial Statements (Unaudited)

(A) Removal of the Acrylics and Avonite businesses prior to Sunoco's purchase of Aristech.

(B) Recognition of the cash proceeds and related deferred tax liability from the divestment of the Acrylics and Avonite businesses.

(C) Purchase of accounts receivable previously sold under a trade receivable securitization agreement in exchange for cash and the subordinated note receivable - related party.

(D) Repayment of $150 million of borrowings under Aristech's revolving loan agreement.

(E)  Capital contribution by MC which settles long-term debt - related parties.

(F) Restoration of Acrylics and Avonite intercompany amounts eliminated in consolidation but included in amounts that are removed by the column entitled "Acrylics and Avonite Historical".

(G) Reduction of interest and debt expense as a result of the repurchase of previously securitized accounts receivable and repayment of debt with the proceeds from the Acrylics and Avonite divestments and the related recapitalization of Aristech prior to its acquisition by Sunoco. See Notes
     (C), (D) and (E).

(H) Tax effect on the pro forma adjustments utilizing a 35 percent effective income tax rate.

(I) Reclassification of amounts to conform with Sunoco's financial statement presentation.